Exhibit 99.2

Risk Management Presentation & Feed Grain/Oilseed Outlook Prepared For: October 29, 2009

General Outline Current Grain markets & harvest progress Elements of feed procurement 2010 Outlook

October USDA Crop Report National average corn yield projection increased from 161.9 bu/acre to 164.2 Production estimated at 13.018 billion bushels Carryover estimated at 1.672 billion bushels Increased production estimates were offset by a 50 million bushel increase in the feed & residual usage estimate Feed & residual has consistently risen even as livestock estimates have declined

Soybean national yield projected at 42.4 bu/acre vs. 39.6 in 08/09 09/10 soybean production projected at 3.25 billion bushels with ending stocks estimate raised to 230 million bushels. Exports projected to increase to 1.305 billion bushels from 1.28 in 08/09. World ending stocks projections were raised by 4 million metric tons October USDA Crop Report

USDA: Crop Progress as of October 18 -- Corn

USDA: Crop Progress as of October 18 -- Soybeans

Four Elements to Procurement Develop a fundamental price forecast Develop a purchasing plan Track results Control emotions

Develop a fundamental price forecast The use of supply and demand tables and how they affect prices Domestic balance sheets as well as world Advantages of fundamental analysis: Determine an expected value Establish a reference to implement goals

Develop a fundamental price forecast Disadvantage: Fundamental facts change Fundamental facts do not always impact prices Fundamental facts do not always help with actual purchasing decisions

Develop a purchasing plan Establish a realistic goal and remain flexible Primary Goals: After combining cash purchases; the final price should be below the average price of the year and as much as possible in the bottom one-third of the annual price range Secondary Goals: Develop a realistic budgeted price & margin & make purchases when the market is at or below your estimated buying price

Develop a purchasing plan Identify your decision making environment Who is there that can second-guess purchasing decisions Someone has to make the call Decision making by committee just does not work

Develop a purchasing plan Develop a price outlook Develop two strategies; A & B Strategy A is followed based on your price outlook and as long as the fundamentals remain the same Strategy B must be implemented when major fundamentals change Example: USDA September Supply & Demand Report, ie, US soybean yield forecast

Develop a purchasing plan Consider risk-bearing ability Example: Vera Sun should have given more consideration when buying high $7 corn 5. Avoid emotional decisions Too often, purchasing decisions are based on emotions. Greed, wishful thinking and fear result in making or not making the majority of decisions. Ego can also drive decision making.

Track results - Evaluate performance Assists in maintaining focus on principal goals Provides a tool for discussion Provides a way to track performance Sanderson Farms uses Agri Stats

Control your emotions

Develop a purchasing plan Summary Never count on making a good sale. Have the purchase price be so attractive that even a mediocre sale gives you good results. Warren Buffet

Index Funds -- % of Open Interest

US Corn Forecast

(CHART)

Yield by State -- Corn

(CHART)

(CHART)

(CHART)

Historical Ethanol Margins Source: Iowa State University Extension

(CHART)

World Balance Sheet

Soybeans Supply/Demand

Soybean Imports

World Soybean Balance Sheet

US, Brazil, Argentina Production

Brazil Exports

Hog Profitability

(CHART)

Summary Farm income will be down in 2009, due primarily to livestock Yield increases in corn and soybeans are starting to ramp up sharply Livestock prices have already made a major bottom

Disclaimer There is a risk of losses as well as profits when trading futures and options. This market analysis is not a solicitation or recommendation to buy or sell any futures contract or other security.

2050 West Good Hope Road Milwaukee, WI 53209 Phone: 888/351-6066 Fax: 414-351-3140 Email: tbrusnahan@brockreport.com

1 October 29, 2009

2 Forward Looking Statement Warning This presentation contains forward-looking statements about the business, financial condition and prospects of the Company. The actual performance of the Company could differ materially from that indicated by the forward-looking statements because of various risks and uncertainties. These risks and uncertainties are described in our most recent Annual Report on Form 10-K, and in the Company's Quarterly Report on Form 10-Q filed with the SEC in connection with its third fiscal quarter ended July 31, 2009.

3 Who We Are LTM Revenue: $1,781MM LTM Adj EBITDA (1): $114MM Plants: 9 Pounds Sold: 2.5Bn Organized in 1947 Incorporated in 1955 Vertically integrated in 1961 Initial public offering in 1987 4th largest poultry processor in the U.S. Current processing capacity of 8.125MM heads/week We Are a Leading Chicken Producer Revenue (FY 2008) Fresh Bulk 46 Frozen 14 Prepared Foods 8 Chill Pack 32 By Sales By Volume Fresh Bulk Chill Pack Key Facts 32% Prepared Foods 8% Frozen 14% 46% Fresh Bulk 56 Frozen 19 Prepared Foods 3 Chill Pack 22 22% 19% 56% Fresh Bulk Chill Pack Prepared Foods 3% Frozen Total = $1,764MM Total = 2.5Bn lbs Note: (1) Adjusted for $48MM inventory charge.

4 Balanced Asset Base Waco, TX Bryan, TX Hammond, LA Moultrie, GA McComb, MS Hazlehurst, MS Jackson, MS Collins, MS Laurel, MS Kinston, NC Retail Tray Pack Plants Prepared Food Plant Poultry Plants Big Bird Deboning Full Capacity/ Per Week (1) Hazlehurst, MS 1961 625,000 Laurel, MS 1965 625,000 Hammond, LA 1974 625,000 Collins, MS 1981 1,250,000 Waco, TX 2007 1,250,000 Retail McComb, MS 1993 1,250,000 Bryan, TX 1997 1,250,000 Moultrie, GA 2005 1,250,000 Kinston, NC (2) 1,250,000 Expected Capacity 9,375,000 Prepared Foods Plant Jackson, MS 1986 New Plant Note: (1) Capacity measured in head/week. (2) Under Construction

5 Retail Prepared Foods / Foodservice Strong Portfolio of Customers Central Grocers, Inc. DELI DELI DELI DELI DELI DELI DELI DELI DELI DELI DELI DELI

6 Key Strengths Low Cost Producer As one of the industry's most efficient producers, well positioned to capture share Favorable Product Mix New plant focused on higher margin tray pack / retail markets Attractive Growth Profile Track record of generating strong internal growth History of delivering above industry average returns Strong Balance Sheet Managed and maintained appropriate capital structure Strong balance sheet enables growth even during industry downturns

7 Sanderson Has Consistently Posted Profitability Above Its Peers Margin Tyson PPC 2000 4.3 8.2 7.69054293 2001 10.9 6.4 6.232729131 2002 9.4 9 4.454007905 2003 11.8 6.1 9.16248146 2004 16.1 9.7 9.065867123 2005 13.1 10.2 10.57615453 2006 0.7 4.6 2.760440147 2007 10.8 7.2 5.786324189 2008 1.6 1.7 -3.428764338 2009 YTD 14.4 4.7 6.4 EBITDA Margins (1) % Source: Company Filings, Capital IQ Tyson Chicken Sanderson Pilgrim's Pride Note: (1) EBITDA adjusted for one-time items. (2) Tyson Chicken 2009 YTD D&A calculated using same % of FY2008 sales. (2)

8 Favorable Product Mix Small Bird Tray Pack Big Bird Deboning 2003 12.89 21.72 37.9 2004 31.9 37.87 77.34 2005 30.3 31.45 52.54 2006 10.45 6.33 5.12 2007 20.24 23.32 55.02 2008 -8.27 -16.54 -11.14 Jan-09 -2.02 12.09 10.62 Feb-09 2.46 25.46 34.12 Mar-09 8.03 27.6 50.13 Apr-09 12.73 36.21 61.3 May-09 19.53 45.45 77.35 Jun-09 18.96 36.65 68.88 Small Bird Tray Pack Big Bird Deboning Source: Agristats, Company Filings Mix (%) Tray Pack / BBD 44/56 44/56 55/45 55/45 46/54 46/54 46/54 46/54 46/54 46/54 46/54 46/54 Shift to Higher Margin Foodservice Market Operating Margin / Head (Cents) (1) Note: (1) Industry average.

9 Strong Track Record of Organic Growth 1st Qtr 1997 722 1998 795 1999 986 2000 1077 2001 1167 2002 1308 2003 1437 2004 1530 2005 1580 2006 1802 2007 2025 2008 2441 2009E 2419 2010E 2598 2011E 2598 150 2012E 2598 311 2013E 2598 331 Pounds Processed Pounds Processed (Millions) 10% 24% 9% 8% 12% 10% 6% 3% 14% 12% 21% (1%) 7% 4% 7% 1% Current Capacity Proposed Incremental Capacity

10 Kinston/Market Overview

11 The Kinston Complex Kinston Retail / Tray Pack Target Market 1.25 million heads/wk 6.46 million lbs/wk Capacity Total: $220 million SAFM: $120 million Estimated Investment

12 Strategic Rationale Per capita consumption of chicken has remained strong and stable over time Through this most recent cycle, demand at retail grocery stores has remained strong Some of the industry-wide production cuts are likely to be permanent Egg sets and potential breeder placements down significantly from historical averages Historic number of industry participants constrained by balance sheets Access to profitable new markets

13 Per Capita Consumption of Chicken Remains Strong Source: Economic Research Service, USDA

Note: "Brinker Int'l" represents cumulative data for Chili's Grill and Bar, Maggiano's Little Italy, and On the Border Mexican Grill and Cantina. Brinker Int'l sold Romano's Macaroni Grill at the end of its fiscal 2Q09. 14

Casual Dining: Guest Traffic Trends Variance over Prior Year Source: Stephens Inc. 15

Note: "YUM" represents cumulative data for KFC, Pizza Hut, Taco Bell, Long John Silver's, and A&W All-American Food Restaurants. Note: No data available for Burger King or Steak n Shake 2Q09 16

17 Source: USDA Broiler Eggs Set Pullet Placements Potential Breeder Placements Source: USDA Source: USDA Avg. Weekly Broiler Egg Sets Source: USDA

Source: USDA 18

Georgia Dock 5 Year Average - .7821 Source: Comtell.com 19

20 UB Boneless Skinless Breast 5 Year Average - 1.3667 UB Breast Tenders 5 Year Average - 1.3200 UB Wings 5 Year Average - 1.0946 UB Leg Quarters 5 Year Average - .3819 Source: Urner Barry

Broiler Export Pounds January - August 2008 and 2009 (in metric tons) 21 *Top 5 markets in 2009 represent 62% of total exports. *

Chicago Board of Trade Corn Soybean Meal 22

23 Financial Summary

24 Strong Track Record of Financial Performance 2003 872 2004 1095 2005 1053 2006 1048 2007 1475 2008 1724 LTM 1781 Revenue ($MM) CAGR: 14.6% 2003 103 2004 176 2005 138 2006 7 2007 159 2008 28 LTM 114 Adjusted EBITDA (1) ($MM) 2003 2.78 2004 4.62 2005 3.53 2006 -0.57 2007 3.91 2008 -2.13 2009 3.04 EPS ($/Share) Note: (1) EBITDA adjusted for one-time inventory adjustments. (2) Through third fiscal quarter ended July 31, 2009. (2)

25 GAAP Financial Results Quarter Ended July 31, Quarter Ended July 31, Quarter Ended July 31, Nine Months Ended July 31, Nine Months Ended July 31, Nine Months Ended July 31, ($MM) 2009 2008 Change 2009 2008 Change Sales 504.8 466.9 38.8 1,320.5 1,263.3 57.2 EBIT 69.5 (3.4) 72.9 105.7 18.7 87.0 Net Income 43.0 (3.6) 46.6 62.5 8.8 53.7 Basic Earnings per Share 2.12 (0.18) 2.30 3.08 0.43 2.65

ROIC Share Price 2001 3.8 9.833333 2002 3.7 9.666667 2003 6 9.5 2004 8.3 9 2005 6.7 8.666667 2006 -3.71897104069528 9 2007 5.3 9.166667 2008 -1.50775527641307 9.041667 2009 4.7 SAFM 1/1/2001 5 1/2/2001 4.92 1/3/2001 5.08 1/4/2001 5.42 1/5/2001 5.29 1/8/2001 5.33 1/9/2001 5.33 1/10/2001 5.33 1/11/2001 5.5 1/12/2001 5.33 1/15/2001 5.33 1/16/2001 5.29 1/17/2001 5.42 1/18/2001 5.58 1/19/2001 5.5 1/22/2001 5.92 1/23/2001 6 1/24/2001 6.13 1/25/2001 6.06 1/26/2001 6.79 1/29/2001 6.96 1/30/2001 6.83 1/31/2001 6.33 2/1/2001 6.25 2/2/2001 6.63 2/5/2001 6.67 2/6/2001 6.58 2/7/2001 6.54 2/8/2001 6.67 2/9/2001 6.88 2/12/2001 6.65 2/13/2001 6.67 2/14/2001 6.58 2/15/2001 6.46 2/16/2001 6.67 2/19/2001 6.67 2/20/2001 6.67 2/21/2001 6.5 2/22/2001 6.58 2/23/2001 6.67 2/26/2001 6.67 2/27/2001 6.58 2/28/2001 6.63 3/1/2001 6.58 3/2/2001 6.58 3/5/2001 6.67 3/6/2001 6.67 3/7/2001 6.75 3/8/2001 6.67 3/9/2001 6.67 3/12/2001 6.54 3/13/2001 6.58 3/14/2001 6.58 3/15/2001 6.67 3/16/2001 6.63 3/19/2001 6.63 3/20/2001 6.5 3/21/2001 6.63 3/22/2001 6.54 3/23/2001 6.63 3/26/2001 6.63 3/27/2001 6.42 3/28/2001 6.5 3/29/2001 6.5 3/30/2001 6.67 4/2/2001 6.75 4/3/2001 6.79 4/4/2001 6.83 4/5/2001 6.71 4/6/2001 6.71 4/9/2001 6.77 4/10/2001 6.97 4/11/2001 6.99 4/12/2001 7.13 4/13/2001 7.13 4/16/2001 6.93 4/17/2001 7.33 4/18/2001 7.33 4/19/2001 7.27 4/20/2001 7.27 4/23/2001 7.66 4/24/2001 7.63 4/25/2001 7.67 4/26/2001 7.47 4/27/2001 7.4 4/30/2001 7.43 5/1/2001 7.33 5/2/2001 7.33 5/3/2001 7.23 5/4/2001 6.84 5/7/2001 7 5/8/2001 7.6 5/9/2001 7.53 5/10/2001 7.6 5/11/2001 7.75 5/14/2001 8.09 5/15/2001 8.23 5/16/2001 8.19 5/17/2001 8.21 Long Track Record of Consistent Returns Sanderson Farms Returns vs. Share Price (1) (% of Net Sales) ($) N/M N/M Share Price Net Margins Source: FactSet, Capital IQ Note: (1) As of August 7, 2009; Net Margin is "N/M" in 2006 and 2008 due to negative EBIT; Assumes 36% tax rate in each year. (2) Year to date through July 31, 2009. 26

Capital Expenditures 27

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